UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 31, 2003
                               (October 31, 2003)

                             OBIE MEDIA CORPORATION
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             (Exact name of registrant as specified in its charter)


         OREGON                                                  93-0966515
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(State or other jurisdiction of                                (IRS Employer
incorporation or organization)                               Identification No.)


4211 West 11th Ave., Eugene, Oregon                             97402
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                    (Address of principal executive offices)

         541-686-8400                                   FAX 541-345-4339
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                           (Issuer's telephone number)


ITEM 5.         OTHER EVENTS

        On October 31, 2003, Obie Media Corporation issued a press release announcing it has ceased its transit advertising sales operations for the Pittsburgh, Pennsylvania transit system operated by the Port Authority of Allegheny County.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

(c)             Exhibits.

99.1     Press Release, dated October 31, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                  OBIE MEDIA CORPORATION


Date:  October 31, 2003                           By: /s/ GARY F. LIVESAY
                                                     --------------------
                                                      Vice President
                                                      Chief Financial Officer